Exhibit 10.2

EXECUTION VERSION

EPR PROPERTIES

FIRST AMENDMENT

Dated as of September 27, 2017

to

NOTE PURCHASE AGREEMENT

Dated as of August 1, 2016

Re:    4.35% Series A Guaranteed Senior Notes due August 22, 2024

4.56% Series B Guaranteed Senior Notes due August 22, 2026

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of September 27, 2017 (this “First Amendment”) to that certain Note Purchase Agreement dated as of August 1, 2016 is between EPR PROPERTIES, a Maryland real estate investment trust (the “Company”), and each holder of Notes (as hereinafter defined) party hereto (collectively, the “Noteholders”).

RECITALS:

A. The Company has heretofore entered into that certain Note Purchase Agreement dated as of August 1, 2016 (the “Original Note Purchase Agreement”) with each of the Purchasers listed in the Purchaser Schedule thereto pursuant to which the Company issued and has outstanding $340,000,000 aggregate principal amount of its Guaranteed Senior Notes, consisting of (a) $148,000,000 aggregate principal amount of its 4.35% Series A Guaranteed Senior Notes due August 22, 2024 and (b) $192,000,000 aggregate principal amount of its 4.56% Series B Guaranteed Senior Notes due August 22, 2026 (collectively, the “Notes”).

B. The Company and the Noteholders now desire to amend the Original Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

1.1. Section 2.2 of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 2.2. [Reserved].

1.2. Clause (y) of the first parenthetical set forth in Section 7.1(a) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date

1.3. Clause (y) of the first parenthetical set forth in Section 7.1(b) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date

1.4. Section 7.1(h) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(h) Statement of NOI for Unencumbered Properties — concurrently with the delivery of each certificate required by Section 7.2, (1) a listing of each Unencumbered Property as of the last day of the period covered by such certificate and (2) a copy of the statement of the Unencumbered Property Net Operating Income for the fiscal quarter ending on the last day of the period covered by such certificate for the Unencumbered Properties as a group, prepared on a basis consistent with the statement furnished to the Purchasers prior to the Execution Date, together with a certification by a Senior Financial Officer of the Company that the information contained in such statement fairly presents the Unencumbered Property Net Operating Income of the Unencumbered Properties for such period, provided that the delivery to such Purchaser or holder within the time period specified above of the compliance certificate then required under the Bank Credit Agreement shall be deemed to satisfy this clause (h);

1.5. Section 7.1(i) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(i) [Reserved];

1.6. Section 7.1(k) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(k) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company or any Subsidiary Guarantor to perform its obligations hereunder, under the Notes or under the Subsidiary Guaranty Agreement as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

1.7. Section 7.2(a) of the Original Note Purchase Agreement is amended by deleting each reference to “Additional Covenant” therein and replacing it with “Additional or More Restrictive Covenant”.

1.8. Section 9.5 of the Original Note Purchase Agreement is amended by deleting the last sentence thereof and replacing it with the following:

Nothing in this Section 9.5 shall prevent the Company or any Subsidiary from dissolving any Subsidiary that is not an Unencumbered Property Owner Subsidiary.

1.9. Section 9.9 of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 9.9. Subsidiary Guarantors.

i) The Company will (x) cause each of its Subsidiaries that becomes a guarantor or otherwise liable, whether as a borrower or an additional or co-borrower or otherwise for or in respect of any Indebtedness under the Bank Credit Agreement or any of the Bonds or any other unsecured Indebtedness of the Company (collectively, “Parity Indebtedness”), to concurrently therewith, and (y) within five Business Days after the Company fails to maintain an Investment Grade Rating from any two of the Rating Agencies, cause each Unencumbered Property Owner Subsidiary to:

(1)execute a Subsidiary Guaranty Agreement substantially in the form of Exhibit SGA (the “Subsidiary Guaranty Agreement”) or, if the Subsidiary Guaranty Agreement is then in effect, a supplement to the Subsidiary Guaranty Agreement in the form of Exhibit A thereto (a “Subsidiary Guaranty Supplement”); and

(2) deliver the following to each holder of a Note:

(a) the executed Subsidiary Guaranty Agreement or, if applicable, an executed counterpart of such Subsidiary Guaranty Supplement;

(b) a certificate signed by an authorized Responsible Officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1(b), 5.2(b), 5.6(b), 5.7(b) and 5.19 of this Agreement (but with respect to such Subsidiary, the Subsidiary Guaranty Agreement and, if applicable, such Subsidiary Guaranty Supplement) and in the form attached hereto as Exhibit 9.9(a)(2)(ii);

(c) a certificate signed by a secretary or a similar duly authorized officer of such Subsidiary which contains, as exhibits thereto, copies of (A) the unanimous written consent or authorizing resolutions of the board of directors, sole member or other governing body, as applicable, of such Subsidiary with respect to the transactions described in the Subsidiary Guaranty Agreement and, if applicable, such Subsidiary Guaranty Supplement, (B) such Subsidiary’s articles or certificate of organization (or similar constituent document) as then in effect, as evidenced by a certificate dated not less than 30 days before the date of the Subsidiary Guaranty Agreement or, if applicable, such Subsidiary Guaranty Supplement issued by the secretary of state or comparable official of such Subsidiary’s jurisdiction of organization, (C) such Subsidiary’s by-laws, operating agreement, partnership agreement or similar constituent document, as then in effect, (D) a copy of a good standing (or comparable) certificate with respect to such Subsidiary, dated not less than 30 days before the date of the Subsidiary Guaranty Agreement or, if applicable, such Subsidiary Guaranty Supplement, issued by the secretary of state or comparable official of such Subsidiary’s jurisdiction of organization and (E) an incumbency and signatures schedule of the officers of such Subsidiary Guarantor; and

(d) an opinion of counsel reasonably satisfactory to the Required Holders covering the matters set forth in Section III paragraphs 2, 4, 5, 7 and 9 of Schedule 4.4(a) but relating to such Subsidiary, the Subsidiary Guaranty Agreement and, if applicable, such Subsidiary Guaranty Supplement, and which opinion may be subject to assumptions, qualifications and limitations similar to those set forth in said Schedule 4.4(a).

(b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor that is a party to the Subsidiary Guaranty Agreement (including any Subsidiary Guarantor that becomes a party thereto by virtue of a Subsidiary Guaranty Supplement) shall be discharged from all of its obligations and liabilities under the Subsidiary Guaranty Agreement and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (1) at the time of such release and discharge, the Company shall have an Investment Grade Rating from at least two of the Rating Agencies, (2) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Parity Indebtedness, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement) from its Guaranty or other liability in respect of such Parity Indebtedness, (3) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall have occurred and be continuing, (4) no amount is then due and payable under the Subsidiary Guaranty Agreement, (5) if in connection with such Subsidiary Guarantor being released and discharged from its Guaranty or other liability in respect of such Parity Indebtedness, any fee or other form of consideration (excluding reimbursement of expenses) is given to any holder of Indebtedness under any such agreement for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (6) each holder shall have received a certificate of a Responsible Officer of the Company certifying as to the matters set forth in clauses (1) through (5).

(c) Notwithstanding the requirements of Section 17.1, the consent of each holder of Notes shall be required for any release and discharge of all or substantially all of the Subsidiary Guarantors from their obligations and liabilities under the Subsidiary Guaranty Agreement that is not made in accordance with the preceding sentence.

1.10. Section 9.10 of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Section 9.10. Most Favored Lender Provision. If at any time any Material Credit Facility or any Guaranty in respect thereof shall include any Financial Covenant that is not contained in Section 10.6 or is more restrictive than the analogous provision contained in Section 10.6 (any such Financial Covenant, together with any related definitions (including any components of such definitions) (including, without limitation, any term defined therein with reference to the application of GAAP, as identified in such Material Credit Facility), an “Additional or More Restrictive Covenant”), then the Company shall promptly, and in any event within 10 Business Days thereof, provide a Most Favored Lender Notice with respect to each such Additional or More Restrictive Covenant; provided that a Most Favored Lender Notice is not required to be given in the case of the Additional or More Restrictive Covenants incorporated herein on the Execution Date or through and including the Amendment Effective Date. Thereupon, unless waived in writing by the Required Holders within 10 days of the Purchasers and holders receipt of such notice, such Additional or More Restrictive Covenant shall be deemed incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, effective (a) in the case of any Additional or More Restrictive Covenant effective on the Execution Date or through and including the Amendment Effective Date, as of such date, and (b) in the case of any Additional or More Restrictive Covenant effective after the Amendment Effective Date, as of the earliest date when such Additional or More Restrictive Covenant became effective under such Material Credit Facility. Any Additional or More Restrictive Covenant incorporated into this Agreement pursuant to this provision, (1) shall be deemed automatically waived herein to reflect any waiver of such Additional or More Restrictive Covenant under the applicable Material Credit Facility, (2) shall be deemed automatically amended herein to reflect any subsequent amendments agreed and implemented in relation to such Additional or More Restrictive Covenant under the applicable Material Credit Facility; and (3) shall be deemed deleted from this Agreement at such time as such Additional or More Restrictive Covenant is deleted or otherwise removed from or is no longer in effect under or pursuant to each Material Credit Facility; provided that in no event shall the effect of any event contemplated by clause (1), (2) or (3) above result in any covenant set forth in Section 10.6 being less restrictive than it was on the Amendment Effective Date or being deleted herefrom; provided further in each case that any consideration paid or provided to any holder of Indebtedness under any Material Credit Facility in connection with an event contemplated by clause (1), (2) or (3) above (other than reimbursement of expenses and repayment in full of such Material Credit Facility in connection with its termination) is paid to each holder of Notes at the same time and on equivalent terms; and provided further that no Additional or More Restrictive Covenant shall be so deemed automatically waived, amended or deleted during any time that a Default or Event of Default has occurred and is continuing. In determining whether a breach of any Financial Covenant incorporated by reference into this Agreement pursuant to this Section 9.10 shall constitute an Event of Default, the period of grace, if any, applicable to such Additional or More Restrictive Covenant in the applicable Material Credit Facility shall apply.

Notwithstanding the foregoing, nothing in this Section 9.10 shall obligate the Company to provide notice of any Additional or More Restrictive Covenant, or for any Additional or More Restrictive Covenant to be incorporated herein, if such Additional or More Restrictive Covenant is contained in an agreement that relates solely to Indebtedness incurred by a Subsidiary that is not an Unencumbered Property Owner Subsidiary or an Unencumbered Equity Owner Subsidiary and such Additional or More Restrictive Covenant applies only to such Subsidiary.

1.11. Section 10.2(a) of the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(a) The Company will not permit any Subsidiary Guarantor, any Unencumbered Property Owner Subsidiary or any Unencumbered Property Equity Owner to become a party to any dissolution, liquidation or disposition of all or substantially all of such Person’s assets or business, a merger, reorganization, consolidation or other business combination or effect any transaction or series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of the Required Holders, except for (1) the merger or consolidation of a Subsidiary Guarantor, an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner with the Company or another Subsidiary Guarantor, (2) the merger or consolidation of a Subsidiary Guarantor where the Subsidiary Guarantor is the sole surviving entity, and the merger or consolidation of an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner where such Person is the sole surviving entity, (3) the merger or consolidation of an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner with an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner, and (4) any acquisitions or Investments by a Subsidiary Guarantor, an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner permitted under this Agreement, including each Additional or More Restrictive Covenant; provided that nothing in this Section 10.2(a) shall prohibit any Subsidiary Guarantor, any Unencumbered Property Owner Subsidiary or any Unencumbered Property Equity Owner from selling or otherwise disposing of any Unencumbered Property or any other property if (i) the Company is in compliance with the provisions of Section 10.6 and each Additional or More Restrictive Covenant at the time of, and on a pro forma basis after giving effect to, such sale or other disposition and (ii) no Default or Event of Default shall then exist or result from such sale or other disposition.

1.12. Section 10.5 of the Original Note Purchase Agreement shall be and is hereby amended by (a) inserting the phrase “on any of its assets” immediately following the phrase “exist any Lien” in the first paragraph thereof and (b) amending and restating the second paragraph thereof in its entirety to read as follows:

Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and the Subsidiary Guaranty Agreement if then in effect and any other Guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders; provided that nothing herein shall require the Company or any Subsidiary to secure the Notes (or the Subsidiary Guaranty Agreement if then in effect or any other Guaranty delivered in connection therewith) solely as a result of a Subsidiary that is not an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner encumbering any of its assets to secure any Indebtedness other than Indebtedness of the Company or any Subsidiary Guarantor.

1.13. Section 10.6 of the Original Note Purchase Agreement shall be and is hereby amended by deleting the last sentence thereof and replacing it with the following:

(e) Minimum Unsecured Interest Coverage Ratio. The Company will not permit the ratio of (1) Unencumbered Property NOI from the Unencumbered Pool to (2) Consolidated Unsecured Interest Incurred, in each case calculated on a Consolidated basis, to be less than 1.75 to 1.00.

Sections 10.6(a), (b), (c), (d) and (e) shall be tested as of the end of each quarter, based upon the results for that particular quarter then ended.

1.14. Section 10 of the Original Note Purchase Agreement shall be and hereby is further amended by adding the following new Section 10.7 in proper sequence:

10.7 Subsidiary Indebtedness. The Company will not permit any Unencumbered Property Owner Subsidiary or Unencumbered Property Equity Owner to create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness (whether secured or unsecured, recourse or non-recourse), other than:

(a) Indebtedness under the Subsidiary Guaranty Agreement;

(b) current liabilities incurred in the ordinary course of business but not incurred through (1) the borrowing of money, or (2) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

(c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 9.4;

(d) Indebtedness in respect of judgments, but only to the extent not resulting in an Event of Default;

(e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

(f) intercompany Indebtedness due to the Company, a Subsidiary Guarantor, an Unencumbered Property Owner Subsidiary or an Unencumbered Property Equity Owner;

(g) Indebtedness in the nature of interest rate swaps or similar interest rate hedging transactions entered into to hedge bona fide interest rate risk with respect to Indebtedness otherwise permitted under this Section 10.7, provided that the amount and terms of such interest rate swaps and similar hedging transactions are reasonably satisfactory to the Required Holders;

(h) unsecured obligations in respect of Parity Indebtedness; provided that (1) the incurrence of such Indebtedness does not violate, and would not violate on a pro forma basis, any financial covenants set forth in Section 10.6 or any Additional or More Restrictive Covenant, (2) no Default or Event of Default then exists or would result therefrom, and (3) the requirements of Section 9.9 are satisfied; and

(i) Indebtedness in the nature of Capitalized Lease Obligations and purchase money obligations for fixed or capital assets (but in no event related to any Indebtedness for borrowed money), provided that such Indebtedness is unsecured and the aggregate outstanding principal amount of such Indebtedness at any time does not exceed $4,000,000 with respect to any particular Unencumbered Property Owner Subsidiary or Unencumbered Property Equity Owner or $20,000,000 with respect to all Unencumbered Property Owner Subsidiaries and Unencumbered Property Equity Owners and provided, further, that the incurrence of such Indebtedness does not violate, and would not violate on a pro forma basis, any covenant set forth in Section 10.6 or any Additional or More Restrictive Covenant.

1.15. Section 11 of the Original Note Purchase Agreement shall be and is hereby is amended by deleting each reference therein to “the Company, any Subsidiary Guarantor or any Eligible Canadian Subsidiary” and replacing it with “the Company, any Subsidiary Guarantor, any Unencumbered Property Equity Owner or any Unencumbered Property Owner Subsidiary”.

1.16. Section 11(c) of the Original Note Purchase Agreement is amended by deleting the reference to “Additional Covenant” therein and replacing it with “Additional or More Restrictive Covenant”.

1.17. Section 11(j) of the Original Note Purchase Agreement shall be and is hereby amended in its entirety as follows:

(j) one or more final judgments or orders for the payment of money aggregating in excess of the greater of (1) $50,000,000 and (2) the then lowest threshold amount for judgment defaults under any Material Credit Facility (or the equivalent of such amount in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company, any Subsidiary Guarantor, any Unencumbered Property Equity Owner or any Unencumbered Property Owner Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

1.18. Section 22.2 of the Original Note Purchase Agreement shall be and is hereby amended by inserting at the end of such Section the following new paragraphs:

For covenant calculations that require the determination of Net Operating Income, Net Income (or Loss), and/or EBITDA (each, an “Income Component”) of the Company or any of its Subsidiaries or Unconsolidated Affiliates, any amounts comprising such Income Components that are denominated in currencies other than U.S. dollars shall be converted to U.S. dollars using the same exchange rates used by the Company for its financial statements filed (or to be filed) with the SEC for the applicable period.

Notwithstanding anything to the contrary contained above in this Section 22.2 or in the definition of “Capitalized Lease Obligation,” in the event of an accounting change requiring leases to be capitalized, only those leases that would have constituted capital leases on the Amendment Effective Date (assuming for purposes hereof that they were in existence on the Amendment Effective Date) shall be considered capital or finance leases, and all calculations under this Agreement shall be made in accordance therewith (provided that each certificate of a Senior Financial Officer delivered to the holders of the Notes in accordance with Section 7.2 after the date of such accounting change shall contain a schedule showing the adjustments necessary to reconcile such calculations with GAAP as in effect immediately prior to such accounting change).

1.19. Schedule A of the Original Note Purchase Agreement shall be and is hereby amended by (a) deleting the defined terms “Additional Covenant,” “Aggregate Underwriteable Cash Flow,” “Eligible Canadian Subsidiary,” “Exhibitor EBITDAR” and “Underwriteable Cash Flow” in their entirety and (b) adding, or amending and restating, the following definitions, and inserting them in the proper alphabetical order:

“Additional or More Restrictive Covenant” is defined in Section 9.10.

“Amendment Effective Date” means September 27, 2017.

“Bank Credit Agreement” means the Second Amended, Restated and Consolidated Credit Agreement dated as of September 27, 2017 by and among the Company, as borrower, KeyBank National Association, as administrative agent, and various other financial institutions party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof.

“Bonds” means the Company’s (a) 7.75% Senior Notes due 2020 issued pursuant to that certain Indenture with UMB Bank, n.a. dated as of June 30, 2010, (b) 5.75% Senior Notes due 2022 issued pursuant to that certain Indenture with U.S. Bank National Association dated as of August 8, 2012, (c) 5.25% Senior Notes due 2023 issued pursuant to that certain Indenture with U.S. Bank National Association dated as June 18, 2013, (d) 4.50% Senior Notes due 2025 issued pursuant to that certain Indenture with UMB Bank, n.a. dated as of March 16, 2015, (e) 4.75% Senior Notes due 2026 issued pursuant to that certain Indenture with UMB Bank, n.a. dated as of December 14, 2016, and (f) 4.50% Senior Notes due 2027 issued pursuant to that certain Indenture with UMB Bank, n.a. dated as of May 23, 2017, and in each case shall include the indenture related thereto.

“Consolidated Unsecured Interest Incurred” means, for any period, interest incurred on all Unsecured Indebtedness of the Company (regardless of whether such interest was expensed or capitalized in accordance with GAAP), determined on a Consolidated basis but excluding amortization of deferred loan costs.

“Credit Facility” is defined in the definition of “Material Credit Facility.”

“EBITDA” means with respect to any Person (or any asset of any Person) for any period, all as determined in accordance with GAAP, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period plus (b) depreciation and amortization, interest expense and income taxes for such period minus (c) equity in earnings from unconsolidated Subsidiaries for such period plus (d) ordinary cash distributions (exclusive of any distributions received from capital events) actually received from such unconsolidated Subsidiaries for such period, minus (e) straight line rents for such period, minus (f) any gains (plus the losses) from unusual or extraordinary items or asset sales or writeups or forgiveness of or early extinguishment of debt or preferred shares for such period, plus (g) non-cash impairment charges for such period, plus (h) transaction costs incurred during such period in connection with potential investments that are permitted hereunder and under each Additional or More Restrictive Covenant then in effect, but which are not consummated, provided that the aggregate amount of all such transaction costs under this clause (h) shall not exceed 10% of EBITDA (prior to giving effect thereto) for such period, plus (i) provisions for loan losses for such period, plus (j) severance expense for such period, plus (k) straight line rent write-offs for such period, plus (l) termination fees for such period associated with tenants’ exercises of buy-out options, plus or minus (m) other such items of a similar nature for such period to the extent and in the amount added to or subtracted from net income in determining “EBITDA” under the Bank Credit Agreement, provided that the net amount of all such additions under this clause (m) shall not exceed 10% of EBITDA (prior to giving effect thereto) for such period. All of the foregoing to be calculated without duplication and with respect to clauses (b)—(m), inclusive, only to the extent the same has been included in the calculation of such net income.

“Eligible Real Estate” means Real Estate:

(a) (1) which is owned 100% in fee by the Company or an Eligible Subsidiary; (2) which is encumbered by an Eligible Ground Lease to the Company or an Eligible Subsidiary; or (3) in which the Company or an Eligible Subsidiary holds an EPR Senior First Mortgage;

(b) which is located within the United States or is an International Investment;

(c) which consists of one or more of the following income-producing properties:

(1) Entertainment Real Estate;

(2) Education Real Estate;

(3) Recreation Real Estate; or

(4) Other Real Estate;

(d) which is subject to a Lease to a third party (or parties) or to an EPR Senior First Mortgage, in each case which is not in material default, and under which the Tenant, other approved tenant or EPR Mortgagor, as the case may be, is in actual occupancy of the property (or the property is under construction and the Tenant or EPR Mortgagor, as the case may be, has entered into a Lease or EPR Senior First Mortgage, as applicable, with respect to such property); it being understood that copies of all Leases or EPR Senior First Mortgages for any Unencumbered Property shall be provided to any Purchaser or holder of a Note upon request therefor;

(e) as to which all of the representations set forth on Exhibit ERE are satisfied; and

(f) if such Unencumbered Property does not meet any of the foregoing requirements, such Unencumbered Property has been approved by the Required Holders.

For purposes of clause (d) immediately above, it is understood and agreed that, in the case of real property under development, the Tenant or EPR Mortgagor need not physically occupy the property during the development phase so long as the Tenant or EPR Mortgagor is not in material default under the applicable Lease or EPR Senior First Mortgage Loan with respect to such property under development.

“Eligible Subsidiary” means (a) with respect to any Real Estate located in the United States, a direct or indirect Wholly-Owned Domestic Subsidiary, or (b) with respect to an International Investment, (1) a direct or indirect Wholly-Owned Domestic Subsidiary or (2) a Subsidiary that is existing under the laws of the jurisdiction where such International Investment is located and that is a direct or indirect Wholly-Owned Subsidiary of the Company.

“Entertainment-Related Retail Improvement(s)” means real estate owned by or subject to an Eligible Ground Lease in favor of the Company or an Eligible Subsidiary or encumbered by an EPR Senior First Mortgage that is used for entertainment or retail purposes including but not limited to restaurants, bowling alleys, arcades, live performance venues and other leisure venues.

“EPR Senior First Mortgage(s)” means a first priority senior mortgage granted to the Company or an Eligible Subsidiary by an EPR Mortgagor securing an EPR Senior Property Loan and encumbering any real estate and improvements thereon, and upon which no other Lien exists except for Permitted Liens of the types described in clauses (a) through (d), inclusive, of the definition thereof and Liens on equipment and the like owned or leased by the EPR Mortgagor which are permitted pursuant to the terms of the related EPR Senior Property Loan Documents. References in this Agreement to a “mortgage” or a “mortgage interest” shall be deemed to include a deed of trust, deed to secure debt or similar real property security instrument.

“EPR Senior Property Loan Documents” means, collectively, a promissory note from an EPR Mortgagor to the Company or an Eligible Subsidiary, the EPR Senior First Mortgage serving as collateral for such note, along with any related assignment of leases and rents from such EPR Mortgagor to the Company or such Eligible Subsidiary and any other documents or instruments delivered to the Company or such Eligible Subsidiary evidencing or securing a EPR Senior Property Loan. This term may also refer to such loan documents evidencing more than one EPR Senior Property Loan.

“International Investment” means Real Estate consisting of fee or leasehold interests (or mortgagee’s interests under EPR Senior Property Loans) in income producing Real Estate that is located in (a) any of the following countries: Canada, United Kingdom of Great Britain and Northern Ireland, Australia, France, the Federal Republic of Germany, the Netherlands, Belgium, Ireland or the Republic of Poland, or (b) sizeable cities within other countries with well-developed real estate debt and equity capital markets as reasonably determined by the administrative agent under the Bank Credit Agreement (or, if no Bank Credit Agreement is then in effect, by the Required Holders).

“Investment Grade Rating” means, in respect of the Index Debt, a rating of: (a) “BBB-” or better by S&P, (b) “Baa3” or better by Moody’s, or (c) “BBB-” or better by Fitch.

“Most Favored Lender Notice” means, in respect of any Additional or More Restrictive Covenant, a written notice from the Company giving notice of such Additional or More Restrictive Covenant, including therein a verbatim statement of such Additional or More Restrictive Covenant, together with any definitions incorporated therein.

“Other Real Estate” means all Real Estate (including, without limitation, land under development subject to a Lease or an EPR Senior First Mortgage) that is not Education Real Estate, Entertainment Real Estate, or Recreation Real Estate.

“Permitted Liens” means, as to any Person: (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws if the imposition of such Lien could reasonably be expected to have a Material Adverse Effect) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged or are otherwise expressly permitted under Section 9.4; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws or in connection with performance of bids and trade contracts and leases where such Person is the tenant; (c) encumbrances on the Real Estate permitted under the applicable Lease or EPR Senior Property Loan Documents, or consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto which do not materially detract from the value of such property for its intended business use or impair the intended business use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the holders of the Notes; (f) intercompany Liens among EPR and its Subsidiaries securing intercompany obligations among such Persons that have been subordinated to the Notes on terms satisfactory to the Required Holders; (g) Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 11.1(j); (h) normal and customary rights of setoff against deposits in favor of banks and other depository institutions; (i) Liens of a collecting bank under Section 4-210 of the Uniform Commercial Code, or similar law, on items in the course of collection; and (j) Liens on assets other than (1) Unencumbered Property and (2) any Equity Interests of an Unencumbered Property Owner Subsidiary or of any Unencumbered Property Equity Owner, provided that such Liens secure Indebtedness or other obligations that may be incurred or maintained without violating Section 10.6 or any other provision of this Agreement, including, without limitation, Liens in existence as of the Execution Date and set forth in Schedule 5.10 and any renewals or refinancings thereof.

“Parity Indebtedness” is defined in Section 9.9(a).

“Rent Roll” means a report prepared by the Company showing for each Unencumbered Property owned or leased by the Company or an Eligible Subsidiary its occupancy, lease expiration dates, lease rent and other information in substantially the form presented to the Purchasers prior to the Execution Date or in such other form as may have been approved by the Required Holders.

“Replacement Reserve” means (a) with respect to any Real Estate owned or leased by the Company or an Eligible Subsidiary, an amount equal to twenty cents ($.20) per annum multiplied by the Net Rentable Area of such Real Estate, and (b) with respect to any Real Estate that is subject to an EPR Senior First Mortgage, an amount equal to twenty cents ($.20) per annum multiplied by the Company’s reasonable good faith estimate of what the Net Rentable Area of such Real Estate would have been had such Real Estate been subject to a Lease rather than an EPR Senior First Mortgage; provided that, if the Bank Credit Agreement provides for a “replacement reserve” or similar reserve for any type of Real Estate described in clause (a) or (b) that is higher or lower than the rate set forth in such clause, the applicable rate for such type of Real Estate shall be such higher or lower rate.

“Secured Indebtedness” means (a) Indebtedness of the Company or any Subsidiary secured (via a pledge or otherwise) by a Lien and (b) for purposes of Section 10.6(c) only, unsecured Indebtedness of Subsidiaries that are not Subsidiary Guarantors.

“Subsidiary Guarantors” means each Subsidiary of the Company that after the Amendment Effective Date becomes a party to the Subsidiary Guaranty Agreement in accordance with Section 9.9(a).

“Subsidiary Guaranty Agreement” is defined in Section 9.9(a).

“Tenant” means a tenant of the Company or an Eligible Subsidiary which leases space in an Unencumbered Property pursuant to a Lease.

“Topgolf Real Estate” means Recreation Real Estate utilized in connection with the “Topgolf” business, as classified by the Company.

“Total Asset Value” means without duplication, the sum of: (a) unrestricted cash and marketable securities held by the Company and its Subsidiaries; plus (b) Total Real Estate Value; plus (c) non-income producing real estate at the lower of cost or market value (determined in accordance with GAAP), plus (d) Adelaar Value, plus (e) assets associated with Guarantees issued by the Company or one or more of its Subsidiaries, to the extent the Company or one or more of its Subsidiaries has a subrogation claim, Lien or ownership interest with respect to such assets and such assets are not included in Total Real Estate Value; provided that nothing in the foregoing clause (c) shall require the Company or any Subsidiary to obtain an appraisal of any real estate, unless such appraisal is required by GAAP.

“Total Real Estate Value” means EBITDA (but without any deduction in the determination thereof for unallocated general and administrative expenses) of the Company and its Subsidiaries (excluding EBITDA attributable to the Adelaar Project) for the most recent quarter, with pro forma adjustments for any assets acquired or sold during the relevant period, multiplied by four (which is the annualization factor), and then divided by the applicable capitalization rate. Such capitalization rate shall be (a) 8.00% for all Entertainment Real Estate and Topgolf Real Estate, and (b) 9.00% for assets that are not Entertainment Real Estate or Topgolf Real Estate; provided that, if in determining “total real estate value” or a similar amount under any Material Credit Facility, such Material Credit Facility provides for “EBITDA” or a similar amount to be capitalized at a rate for any Entertainment Real Estate, Topgolf Real Estate or other assets described in clause (a) or (b) that is higher or lower than the corresponding rate set forth in such clause, then the applicable capitalization rate for such Entertainment Real Estate, Topgolf Real Estate or other assets shall be the highest corresponding rate under any Material Credit Facility, provided, however, that in no event may the capitalization rate used for (1) Entertainment Real Estate or (2) Topgolf Real Estate and all other assets other than Entertainment Real Estate be less than 7.00% and 8.00%, respectively. Any asset under construction with an executed Lease or EPR Senior First Mortgage (excluding the Adelaar Project) will be included in Total Real Estate Value at the Company’s or Subsidiary’s, as applicable, actual carrying value until construction is completed. Notwithstanding the foregoing, there shall be deducted from Total Real Estate Value for any quarter the amount of unallocated general and administrative expenses not deducted in the determination of EBITDA for such quarter, multiplied by four and then divided by 8.50%.

“Unencumbered Asset Value” means with respect to the Unencumbered Properties, the Unencumbered Property NOI for each Unencumbered Property as of the end of the most recent quarter, with pro forma adjustments for any assets acquired or sold during the relevant period, annualized, and then capitalized at the rate of (a) 8.00% for all Entertainment Real Estate and Topgolf Real Estate, and (b) 9.00% for assets that are not Entertainment Real Estate or Topgolf Real Estate; provided that, if in determining “unencumbered asset value” or a similar amount under any Material Credit Facility, such Material Credit Facility provides for “Unencumbered Property NOI” or a similar amount to be capitalized at a rate for any Entertainment Real Estate, Topgolf Real Estate or other assets described in clause (a) or (b) that is higher or lower than the corresponding rate set forth in such clause, then the applicable capitalization rate for such Entertainment Real Estate, Topgolf Real Estate or other assets shall be the highest corresponding rate under any Material Credit Facility, provided, however, that in no event may the capitalization rate used for (1) Entertainment Real Estate or (2) Topgolf Real Estate and all other assets other than Entertainment Real Estate be less than 7.00% and 8.00%, respectively, and provided, further, that the aggregate Unencumbered Asset Value of all Unencumbered Properties that are International Investments (other than International Investments related to Real Estate located in Canada) shall not exceed 15% of the aggregate Unencumbered Asset Value of all Unencumbered Properties, with any excess over 15% of the aggregate Unencumbered Asset Value being excluded from the calculation of Unencumbered Asset Value. Any Unencumbered Property under construction with an executed Lease or EPR Senior First Mortgage not in material default under the applicable Lease or EPR Senior First Mortgage Loan will be included in the calculation at the Company’s carrying value until construction completion.

“Unencumbered Pool” means, as of any date of determination, all Eligible Real Estate other than any Eligible Real Estate or portion thereof that, as of such date, is excluded from the “unencumbered pool” under any agreement or instrument in respect of Parity Indebtedness that applies an “eligible real estate” or similar concept for purposes of computing any unencumbered property coverage covenant set forth therein.

“Unencumbered Property” or “Unencumbered Properties” means the Eligible Real Estate owned or leased by the Company or an Eligible Subsidiary or subject to an EPR Senior First Mortgage, which is included in the calculation of the Unencumbered Pool. Insofar as Unencumbered Property consists of Eligible Real Estate that is subject to an EPR Senior First Mortgage, the term “Unencumbered Property” shall be deemed to refer to such Eligible Real Estate or the related EPR Senior Property Loan, as the context may require. The initial Unencumbered Pool shall consist of the properties described as such in Schedule 5.10.

“Unencumbered Property Equity Owner” means any Subsidiary that is a direct or indirect owner of an Unencumbered Property Owner Subsidiary.

“Unencumbered Property Net Operating Income” or “Unencumbered Property NOI” means with respect to any Unencumbered Property, for any period, the aggregate of actual recurring “property revenues” earned by the Company or an Eligible Subsidiary, as applicable, in such period (provided, however, that any amounts accrued shall only include those amounts not more than 45 days delinquent in arrears) for such Unencumbered Property (including Base Rent and expense reimbursement, but excluding straight line and percentage rent), (or in the case of Unencumbered Properties subject to EPR Senior First Mortgages, the related mortgage loan interest income) and all as otherwise determined in accordance with GAAP together with recoveries from tenants as determined in accordance with GAAP, all such amounts shall be attributable to such period and accrued according to GAAP, less (a) all “property expenses” consisting solely of expenses incurred or accrued by the Company or an Eligible Subsidiary, as applicable, that are directly related to the operation and ownership of such Unencumbered Property, including any real estate taxes, sales taxes, common area maintenance charges, accounting and administration, security, utilities, maintenance, janitorial, premiums for casualty and liability insurance or ground lease payments (excluding from the foregoing expenses for depreciation, amortization, interest and leasing commissions with respect to such Unencumbered Property) incurred by the Company or an Eligible Subsidiary, as applicable, and (b) an allowance for property management expenses calculated at the greater of (1) 3.00% of Base Rent or (2) actual property management expenses (the “Management Expense”), and (c) the Replacement Reserve (provided that the deduction described in this clause (c) shall not apply to Unencumbered Property consisting of land under development). If such period is less than a year, expenses described in clause (a) above that are payable less frequently than monthly during the course of a year (e.g., real estate taxes and insurance premiums) shall be adjusted by “straight lining” the amounts so that such expenses are accrued on a monthly basis over the course of a year and fairly stated for each period. Additionally, as the Unencumbered Property financial information becomes available (i.e., after the Unencumbered Property has been in operation for one quarter, two quarters, etc.) such actual information shall be used, as adjusted, by “annualizing” the amounts so that such amounts are received on a monthly basis over the course of a year and fairly stated for each period, and as further adjusted for Management Expense and Replacement Reserves.

“Unencumbered Property Owner Subsidiary” means each Subsidiary that owns, leases or has a mortgage interest in any Real Estate included in the Unencumbered Pool.

“Wholly-Owned Domestic Subsidiary” means a Wholly-Owned Subsidiary of the Company that was formed or incorporated, and is existing, under the laws of any State of the United States or the District of Columbia.

1.20. Exhibit ERE to the Original Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as set forth on Exhibit ERE attached hereto.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a) this First Amendment has been duly authorized by all necessary corporate or other action on the part of the Company and has been duly executed and delivered by the Company, and this First Amendment and the Original Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the execution and delivery of this First Amendment by the Company and the performance by the Company thereof and of the Original Note Purchase Agreement, as amended by this First Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, organizational document, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary;

(c) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this First Amendment by the Company or the performance thereof or of the Original Note Purchase Agreement, as amended by this First Amendment, by the Company except for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and except for any Current Report on Form 8-K or similar informational filings which must be made with any Governmental Authority after the execution and delivery of this First Amendment and with respect to which the failure to make such filings would not affect the validity of this First Amendment;

(d) all obligations of the Company under the Original Note Purchase Agreement, as amended by this First Amendment, shall rank at least pari passu in right of payment with all other present and future unsecured Indebtedness of the Company;

(e) on the Amendment Effective Date, and concurrently with the release of each Guarantor referred to in the Existing Subsidiary Guaranty Agreement as provided in Section 4.1 hereof, no Subsidiary shall be a guarantor or otherwise liable, whether as a borrower or an additional or co-borrower or otherwise for or in respect of any Parity Indebtedness;

(f) On the Amendment Effective Date, after giving effect to this First Amendment, all the representations and warranties contained in Section 5 of the Original Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof date (except (1) to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (except as otherwise provided in clauses (2), (3) and (4) below), (2) that Schedules 5.4 and 5.10 to the Original Note Purchase Agreement are as set forth as Schedules 2 and 3, respectively, to this First Amendment, (3) that Schedule 5.15 to the Original Note Purchase Agreement is as set forth as Schedule 4 to this First Amendment (and as if the reference in Section 5.15(a) of the Original Note Purchase Agreement to “June 30, 2016” was instead to “June 30, 2017”), and (4) no such representations and warranties are made with respect to Subsidiaries in their capacity as Subsidiary Guarantors); and

(g) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing and no waiver of Default or Event of Default is in effect.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

3.1. Upon satisfaction of each and every one of the following conditions, this First Amendment shall become effective as of the date first written above:

(a) executed counterparts of this First Amendment, duly executed by the Company and the Required Holders, shall have been delivered to each holder of Notes or its special counsel;

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof and each holder of Notes or its special counsel shall have received an Officer’s Certificate to such effect;

(c) the Bank Credit Agreement, providing for a $1,000,000,000 revolving credit facility and a $400,000,000 term loan facility to the Company (which facilities are subject to increase to up to an aggregate amount of $2,400,000,000), shall have been, or concurrently shall be, duly executed and delivered by each of the parties thereto and shall be in full force and effect and a copy thereof shall have been, or concurrently shall be, delivered to each holder of Notes or its special counsel;

(d) each holder of the Notes or its special counsel shall have received an Officer’s Certificate identifying each Additional or More Restrictive Covenant that will be in effect on the Amendment Effective Date, including therein a verbatim statement of each such Additional or More Restrictive Covenant, together with any definitions incorporated therein.

(e) each holder of the Notes shall have received, by payment in immediately available funds to the account of such holder set forth in the Purchaser Schedule, the amount set forth opposite such holder’s name in Schedule 1 attached hereto; and

(f) the Company shall have paid the fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

SECTION 4. RELEASE OF SUBSIDIARY GUARANTORS.

4.1. By their execution and delivery hereof, the Required Holders hereby consent to the release of each Guarantor referred to in the Subsidiary Guaranty Agreement dated as of August 22, 2016 (the “Existing Subsidiary Guaranty Agreement”) in favor of the Holders referred to therein (including each Subsidiary that became a party thereto by execution of a Guaranty Supplement referred to therein) from its obligations under the Existing Subsidiary Guaranty Agreement, and upon such release the Existing Subsidiary Guaranty Agreement shall be terminated and no longer in force or effect.

SECTION 5. MISCELLANEOUS.

5.1. This First Amendment shall be construed in connection with and as part of the Original Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Original Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Original Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

5.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

5.4. This First Amendment shall he governed by and construed in accordance with the laws of the State of New York.

5.5. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Delivery of an executed counterpart of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

[Remainder of page intentionally left blank.]

EPR PROPERTIES

By	/s/ Mark A. Peterson
Mark A. Peterson Executive Vice President

First Amendment to EPR Properties Note Purchase Agreement

Accepted and Agreed to:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:		/s/ Brien Davis
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:		Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:		PGIM, Inc., as Sub-Adviser

	By:	/s/ Brien Davis
Vice President

PRUCO LIFE INSURANCE COMPANY

By:		/s/ Brien Davis
Assistant Vice President

First Amendment to EPR Properties Note Purchase Agreement

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment
Management, LLC, as investment manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

HORACE MANN LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment
Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Investment
Management, LLC, as investment manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

WILCAC LIFE INSURANCE COMPANY (F/K/A CONTINENTAL ASSURANCE COMPANY)

By:	Guggenheim Partners Investment
Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

First Amendment to EPR Properties Note Purchase Agreement

WILCO LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

TEXAS LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

WILTON REASSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney in Fact

First Amendment to EPR Properties Note Purchase Agreement

ENSIGN PEAK ADVISORS, INC.
CLIFTON PARK CAPITAL MANAGEMENT, LLC

By:	/s/ Kevin Lund
Name:	Kevin Lund
Title:	Portfolio Manager

First Amendment to EPR Properties Note Purchase Agreement

UNITED SERVICES AUTOMOBILE ASSOCIATION
USAA LIFE INSURANCE COMPANY

By:	/s/ James F. Jackson, Jr.
Name:	James F. Jackson, Jr.
Title:	Assistant Vice President

First Amendment to EPR Properties Note Purchase Agreement

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Keating
Name:	Brian Keating
Title:	Managing Director

First Amendment to EPR Properties Note Purchase Agreement

THE OHIO NATIONAL LIFE INSURANCE COMPANY

/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

/s/ Annette M. Teders
Name:	Annette M. Teders
Title:	Vice President

First Amendment to EPR Properties Note Purchase Agreement

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

By:	/s/ Thomas Cunningham
Name:	Thomas Cunningham
Title:	Vice President

First Amendment to EPR Properties Note Purchase Agreement

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Fossell
Name:	Jeffrey A. Fossell
Title:	Authorized Signatory

First Amendment to EPR Properties Note Purchase Agreement

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ David L. Voge
Name:	David L. Voge
Title:	Fixed Income Portfolio Manager

First Amendment to EPR Properties Note Purchase Agreement

AMERICO FINANCIAL LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Greg Hamilton
Name:	Greg Hamilton
Title:	Director—Fixed Income

First Amendment to EPR Properties Note Purchase Agreement

MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere

Name:	Samuel Otchere
Title:	Director

INVESTORS HERITAGE LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere

Name:	Samuel Otchere
Title:	Director

5 STAR LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere

Name:	Samuel Otchere
Title:	Director

USABLE LIFE

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere

Name:	Samuel Otchere
Title:	Director

First Amendment to EPR Properties Note Purchase Agreement

FEE SCHEDULE

NOTEHOLDER	FEE[1]
The Prudential Insurance Company of America	$50,500
The Gibraltar Life Insurance Co., Ltd.	$48,500
Pruco Life Insurance Company	$1,000
Midland National Life Insurance Company	$50,550
Horace Mann Life Insurance Company	$3,000
North American Company for Life and Health Insurance	$25,000
Wilcac Life Insurance Company (f/k/a/Continental Assurance Company)	$3,250
Wilco Life Insurance Company	$6,850
Texas Life Insurance Company	$250
Wilton Reassurance Company	$1,100
Ensign Peak Advisors, Inc.	$20,000
Clifton Park Capital Management, LLC	$10,000
United Services Automobile Association	$10,000
USAA Life Insurance Company	$20,000
The Guardian Life Insurance Company of America	$29,000
The Ohio National Life Insurance Company	$12,500
Ohio National Life Assurance Corporation	$7,500
Fidelity & Guaranty Life Insurance Company	$15,000
American Equity Investment Life Insurance Company	$10,000
American Family Life Insurance Company	$6,500
Americo Financial Life & Annuity Insurance Company	$5,000
Missouri Employers Mutual Insurance Company	$1,000
Investors Heritage Life Insurance Company	$2,000
5 Star Life Insurance Company	$1,000
USAble Life	$500

TOTAL	$340,000

[1]	10 bps amendment fee.

SCHEDULE 1

(to First Amendment to EPR Properties Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY AND

OWNERSHIP OF SUBSIDIARY STOCK

(i)	Company’s subsidiaries and affiliates[2]

Entity:	Jurisdiction of Organization:
30 West Pershing, LLC	MO
Adelaar Developer II, LLC	DE
Adelaar Developer, LLC	DE
Atlantic - EPR I	DE
Atlantic - EPR II	DE
Burbank Village, Inc.	DE
Burbank Village, L.P.	DE
Cantera 30, Inc.	DE
Cantera 30 Theatre, L.P.	DE
Cinescape Equity, LLC	DE
Cinescape Mezz, LLC	DE
Cinescape Property, LLC	DE
CLP Northstar Commercial, LLC	DE
CLP Northstar, LLC	DE
Early Childhood Education, LLC	DE
ECE I, LLC	DE
ECE II, LLC	DE
ECE V, LLC	DE
ECS Douglas I, LLC	DE
Education Capital Solutions, LLC	DE
EPR Apex, Inc.	DE
EPR Camelback, LLC	DE
EPR Canada, Inc.	MO
EPR Concord II, L.P.	DE
EPR Escape, LLC	DE
EPR Fitness, LLC	DE
EPR Gaming Properties, LLC	DE
EPR Go Zone Holdings, LLC	DE
EPR Hialeah, Inc.	MO
EPR iDenver Holdings, LLC	DE
EPR iHurst Holdings, LLC	DE
EPR iTampa, LLC	DE
EPR Karting, LLC	DE
EPR Macomb Holdings, LLC	DE
EPR North Finance Trust	Ontario, Canada

[2]	All entities are wholly owned, directly or indirectly, by the Company except as otherwise noted below.

SCHEDULE 2

(to First Amendment to EPR Properties Note Purchase Agreement)

EPR North GP ULC	British Columbia, Canada
EPR North Holdings GP ULC	British Columbia, Canada
EPR North Holdings LP	Ontario, Canada
EPR North Properties LP	Ontario, Canada
EPR North Trust	KS
EPR North US GP Trust	DE
EPR North US LP	DE
EPR Parks, LLC	DE
EPR Resorts, LLC	DE
EPR TRS Holdings, Inc.	MO
EPR TRS I, Inc.	MO
EPR TRS II, Inc.	MO
EPR TRS III, Inc.	MO
EPR TRS IV, Inc.	MO
EPR Tuscaloosa, LLC	DE
EPT 301, LLC	MO
EPT 909, Inc.	DE
EPT Aliso Viejo, Inc.	DE
EPT Arroyo, Inc.	DE
EPT Auburn, Inc.	DE
EPT Biloxi, Inc.	DE
EPT Boise, Inc.	DE
EPT Charlotte, LLC	DE
EPT Chattanooga, Inc.	DE
EPT Columbiana, Inc.	DE
EPT Concord II, LLC	DE
EPT Concord, LLC	DE
EPT Dallas, LLC	DE
EPT Davie, Inc.	DE
EPT Deer Valley, Inc.	DE
EPT DownREIT II, Inc.	MO
EPT DownREIT, Inc.	MO
EPT East, Inc.	DE
EPT Firewheel, Inc.	DE
EPT First Colony, Inc.	DE
EPT Fontana, LLC	DE
EPT Fresno, Inc.	DE
EPT Gulf Pointe, Inc.	DE
EPT Hamilton, Inc.	DE
EPT Hattiesburg, Inc.	DE
EPT Huntsville, Inc.	DE
EPT Hurst, Inc.	DE
EPT Indianapolis, Inc.	DE
EPT Kalamazoo, Inc.	MO

S-2 – 2

EPT Kenner, LLC	DE
EPT Lafayette, Inc.	DE
EPT Lawrence, Inc.	DE
EPT Leawood, Inc.	DE
EPT Little Rock, Inc.	DE
EPT Macon, Inc.	DE
EPT Mad River, Inc.	MO
EPT Manchester, Inc.	DE
EPT Melbourne, Inc.	MO
EPT Mesa, Inc.	DE
EPT Mesquite, Inc.	DE
EPT Modesto, Inc.	DE
EPT Mount Attitash, Inc.	DE
EPT Mount Snow, Inc.	DE
EPT New England, LLC	DE
EPT New Roc GP, Inc.	DE
EPT New Roc, LLC	DE
EPT Nineteen, Inc.	DE
EPT Oakview, Inc.	DE
EPT Pensacola, Inc.	MO
EPT Pompano, Inc.	DE
EPT Raleigh Theatres, Inc.	DE
EPT Ski Properties, Inc.	DE
EPT Slidell, Inc.	DE
EPT South Barrington, Inc.	DE
EPT Twin Falls, LLC	DE
EPT Virginia Beach, Inc.	DE
EPT Waterparks, Inc.	DE
EPT White Plains, LLC	DE
EPT Wilmington, Inc.	DE
Flik Depositor, Inc.	DE
Flik, Inc.	DE
Go To The Show, L.L.C.	LA
International Hotel Ventures, Inc.	DE
Kanata Entertainment Holdings, Inc.	New Brunswick, Canada
McHenry FFE, LLC	DE
Megaplex Four, Inc.	MO
Megaplex Nine, Inc.	MO
Metropolis Entertainment Holdings, Inc.	New Brunswick, Canada
Mississauga Entertainment Holdings, Inc.	New Brunswick, Canada
New Roc Associates, L.P.	NY
Oakville Entertainment Holdings, Inc.	New Brunswick, Canada

S-2 – 3

Rittenhouse Holding, LLC[3]	DE
Strategic Undertakings, LLC	DE
Suffolk Retail, LLC	DE
Tampa Veterans 24, Inc.	DE
Tampa Veterans 24, L.P.	DE
Theatre Sub, Inc.	MO
WestCol Center, LLC	DE
Whitby Entertainment Holdings, Inc.	New Brunswick, Canada

(ii)	Company’s Board of Trustees and Senior Officers:

Board of Trustees:

Thomas M. Bloch

Barrett Brady

Peter C. Brown

Robert J. Druten

Jack A. Newman, Jr.

Gregory K. Silvers

Robin Peppe Sterneck

Senior Officers:

Gregory K. Silvers

Mark A. Peterson

Michael L. Hirons

Morgan G. Earnest II

Craig L. Evans

Tonya Mater

[3]	50% owned by Highmark School Development, LLC

S-2 – 4

REAL PROPERTIES

(i)	All real property, including that subject to an EPR Senior Mortgage Loan

EPR Properties’ headquarters, which is leased to EPR Properties, located at 909 Walnut Street, Kansas City, MO 64106.

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
30 West Pershing, LLC	Andretti Karting—Marietta	Marietta, GA	AIKG	No	Yes
30 West Pershing, LLC	Alamo Draft House – Mission	San Francisco, CA	Alamo Draft House	No	Yes
30 West Pershing, LLC	Alamo Draft House –Corpus Christi	Corpus Christi, TX	Alamo Draft House	No	Yes
30 West Pershing, LLC	Alamo Draft House—Lakeline	Lakeline, TX	Alamo Draft House	No	Yes
30 West Pershing, LLC	Alamo Draft House – Laredo	Laredo, TX	Alamo Draft House	No	Yes
30 West Pershing, LLC	AMC 16	El Paso, TX	AMC	No	Yes
30 West Pershing, LLC	AMC Theater Champaign	Champaign, IL	AMC	No	Yes
30 West Pershing, LLC	AMC Theater Opelika	Opelika	AMC	No	Yes
30 West Pershing, LLC	AMC Yulee	Yulee, FL	AMC	No	Yes
30 West Pershing, LLC	Clearfork TX Theater	Fort Worth, TX	AMC	No	Yes
30 West Pershing, LLC	Columbia Mall 14	Columbia, MD	AMC	No	Yes
30 West Pershing, LLC	Delmont 12	Delmont, PA	AMC	No	Yes
30 West Pershing, LLC	Edinburg 20	Edinburg, TX	AMC	No	Yes
30 West Pershing, LLC	Glendora 12	Glendora, CA	AMC	No	Yes
30 West Pershing, LLC	Grand Prairie 18	Peoria, IL	AMC	No	Yes
30 West Pershing, LLC	Kennewick 12	Kennewick, WA	AMC	No	Yes
30 West Pershing, LLC	Regency 24	Jacksonville, FL	AMC	No	Yes
30 West Pershing, LLC	Thoroughbred 20	Franklin, TN	AMC	No	Yes
30 West Pershing, LLC	Wynnsong 16	Mobile, AL	AMC	No	Yes
30 West Pershing, LLC	Star Southfield Center	Southfield, MI	AMC & Other Retail	No	Yes
30 West Pershing, LLC	Cinemagic Hooksett IMAX 15	Hooksett, NH	Cinemagic	No	Yes
30 West Pershing, LLC	Cinemagic Saco IMAX 13	Saco, ME	Cinemagic	No	Yes
30 West Pershing, LLC	Cinemagic Westbrook 16	Westbrook, ME	Cinemagic	No	Yes
30 West Pershing, LLC	Kalispell 14	Kalispell, MT	Cinemark	No	Yes
30 West Pershing, LLC	Hollywood 16 Theatre	Tuscaloosa, AL	Cobb	No	Yes

[4]	Principal amount outstanding as of June 30, 2017.

SCHEDULE 3

(to First Amendment to EPR Properties Note Purchase Agreement)

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
30 West Pershing, LLC	Emagine Macomb Theater	Detroit, MI	Emagine Entertainment	No	Yes
30 West Pershing, LLC	Frank Theater Ranson	Ranson, WV	Frank Theaters LLC	No	Yes
30 West Pershing, LLC	Frank Theater Southern Pines	Southern Pines, NC	Frank Theaters LLC	No	Yes
30 West Pershing, LLC	iFLY-Denver	Denver, CO	iFLY	No	Yes
30 West Pershing, LLC	iFLY-Fort Worth	Fort Worth, TX	iFLY	No	Yes
30 West Pershing, LLC	iFLY-Tampa	Tampa, FL	iFLY	No	Yes
30 West Pershing, LLC	Look Theater Prestonwood	Dallas, TX	Look Cinemas	No	Yes
30 West Pershing, LLC	Main Event—Indianapolis	Indianapolis, IN	Main Event	No	Yes
30 West Pershing, LLC	Main Event—Jacksonville	Jacksonville, FL	Main Event	No	Yes
30 West Pershing, LLC	MJR Sterling Heights	Sterling Heights, MI	MJR Theatres	No	Yes
30 West Pershing, LLC	John Hancock Observatory	Chicago, IL	Montparnasse	No	Yes
30 West Pershing, LLC	Punch Bowl Social—Schaumburg	Schaumburg, IL	PBS	No	Yes
30 West Pershing, LLC	Punch Bowl Social – Stapleton	Stapleton, CO	PBS	No	Yes
30 West Pershing, LLC	Pin Stack Allen	Dallas, TX	Pinstack-3, LLC	No	Yes
30 West Pershing, LLC	Pinstripes Bowling & Bocce	Northbrook, IL	Pinstripes	No	Yes
30 West Pershing, LLC	Pinstripes Bowling & Bocce	Oakbrook, IL	Pinstripes	No	Yes
30 West Pershing, LLC	Bedford Theatre 7	Bedford, IN	Regal	No	Yes
30 West Pershing, LLC	Bowling Green Stadium 12	Bowling Green, KY	Regal	No	Yes
30 West Pershing, LLC	Clarksville Stadium 16	Clarksville, TN	Regal	No	Yes
30 West Pershing, LLC	Coldwater Crossing 14	Fort Wayne, IN	Regal	No	Yes
30 West Pershing, LLC	Lycoming Mall 12	Williamsport, PA	Regal	No	Yes
30 West Pershing, LLC	Lynbrook Theatre	Lynbrook, NY	Regal	No	Yes
30 West Pershing, LLC	McDonough Stadium 16	McDonough, GA	Regal	No	Yes
30 West Pershing, LLC	Moline Stadium 14	Moline, IL	Regal	No	Yes
30 West Pershing, LLC	New Albany Stadium 12	New Albany, IN	Regal	No	Yes
30 West Pershing, LLC	Noblesville Stadium 10	Noblesville, IN	Regal	No	Yes
30 West Pershing, LLC	O’Fallon Stadium 14	O’Fallon, MO	Regal	No	Yes
30 West Pershing, LLC	Old Town Theatre Wichita	Wichita, KS	Regal	No	Yes
30 West Pershing, LLC	Regal Crystal Lake 16	Crystal Lake, IL	Regal	No	Yes
30 West Pershing, LLC	Regal Indian Lake 16	Hendersonville, TN	Regal	No	Yes
30 West Pershing, LLC	Regal VA Gateway	Gainesville, VA	Regal	No	Yes
30 West Pershing, LLC	Regal Winrock	Albuquerque, NM	Regal	No	Yes
30 West Pershing, LLC	Seymour Stadium 8	Seymour, IN	Regal	No	Yes

S-3 – 2

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
30 West Pershing, LLC	Strawbridge—Virginia Beach	Virginia Beach, VA	Regal	No	Yes
30 West Pershing, LLC	Warren West 18	Wichita, KS	Regal	No	Yes
30 West Pershing, LLC	White Oak 14	Garner, NC	Regal	No	Yes
30 West Pershing, LLC	Wilder Stadium 14	Wilder, KY	Regal	No	Yes
30 West Pershing, LLC	Topgolf Allen	Allen, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Alpharetta	Alpharetta, GA	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Austin	Austin, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Centennial	Centennial, CO	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Charlotte	Charlotte, NC	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Colony	Colony, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Dallas	Dallas, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Dulles	Ashburn, VA	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Edison NJ	Edison, NJ	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Gilbert	Gilbert, AZ	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Houston	Houston, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Jacksonville	Jacksonville, FL	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Mid Town Atlanta	Atlanta, GA	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Naperville	Naperville, IL	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Oklahoma City	Oklahoma City, OK	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Orlando	Orlando, FL	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Overland Park KS	Overland Park, KS	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Portland OR	Portland, OR	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Roseville	Roseville, CA	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Salt Lake City UT	Salt Lake City, UT	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf San Antonio	San Antonio, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Scottsdale	Scottsdale, AZ	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Spring	Spring, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Tampa	Tampa, FL	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Virginia Beach	Virginia Beach, VA	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf Webster	Webster, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf West Chester Cincinnati	Cincinnati, OH	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf-El Paso	El Paso, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf-Fort Worth TX	Fort Worth, TX	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf-Mt. Laurel	Philadelphia, PA	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf-Nashville	Nashville, KY	Topgolf	No	Yes

S-3 – 3

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
30 West Pershing, LLC	Topgolf-Huntsville	Huntsville, AL	Topgolf	No	Yes
30 West Pershing, LLC	Topgolf-Pittsburgh	Pittsburgh, PA	Topgolf	No	Yes
30 West Pershing, LLC	Greensboro Grand 18	Greensboro, NC	VSS Southern Holdings	No	Yes
30 West Pershing, LLC	Little Rock Movie Tavern	Little Rock, AR	VSS Southern Holdings	No	Yes
30 West Pershing, LLC	New Iberia Theatre	New Iberia, LA	VSS Southern Holdings	(same Go to the Show bonds as below for Lafayette, LA)	No
30 West Pershing, LLC	Panama City Beach Grand 16	Panama City, FL	VSS Southern Holdings	No	Yes
30 West Pershing, LLC	Southern Juban Crossing	Denham Springs, LA	VSS Southern Holdings	No	Yes
30 West Pershing, LLC	The Ambassador Theatre	Lafayette, LA	VSS Southern Holdings	Go to the Show bonds; $14,360,000	No
30 West Pershing, LLC	Winston Salem Grand 18	Winston-Salem, NC	VSS Southern Holdings	No	Yes
30 West Pershing, LLC	Valley View Theater & Retail	Valley View, OH	Cinemark	No	Yes
30 West Pershing, LLC	Lone Star 19	Tomball, TX	Regal	No	Yes
30 West Pershing, LLC	Grand Parway 22	Richmond, TX	Regal	No	Yes
EPR Concord II, LP	Adelaar Dev LLC Waterpark	Kiamesha Lake, NY	Under Construction	No	Yes
Burbank Village, L.P.	Burbank Village	Burbank, CA	AMC & Other Retail	No	Yes
Cantera 30 Theatre, L.P.	Cantera Stadium 17	Warrenville, IL	Regal	No	Yes
Early Childhood Education, LLC	Cadence-Bala Cynwyd	Bala Cynwyd, PA	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	Cadence-Kennesaw GA	Kennesaw, GA	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	Cadence-New Berlin WI	New Berlin, WI	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	Cadence-North Bardstown 8106	Louisville, KY	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	Cadence-Oak Creek WI	Oak Creek, WI	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	Cadence-South Bardstown 8715	Louisville, KY	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	Cadence-Star Academy	Louisville, KY	Cadence Education, Inc.	No	Yes
Early Childhood Education, LLC	EPC Berlin, CT	Berlin, CT	Educational Play Care, LTD	No	Yes
Early Childhood Education, LLC	EPC Cheshire	Cheshire, CT	Educational Play Care, LTD	No	Yes
Early Childhood Education, LLC	Endeav A AMIS	Atlanta, GA	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A CD Allen	Allen, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A CD Frisco	Frisco, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A CD Richardson	Richardson, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A CD Southlake	Southlake, TX	Endeavor Schools, LLC	No	Yes

S-3 – 4

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
Early Childhood Education, LLC	Endeav A Cranfield Carmel	Charlotte, NC	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Cranfield Providence	Charlotte, NC	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A FMS	Henderson, NV	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A MASS	Cumming, GA	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A MAV	Cumming, GA	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Parker Carrollton	Carrollton, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Parker Plano	Plano, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Prep Acad Dublin	Dublin, OH	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Prep Acad Polaris	Lewis Center, OH	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Silverline ShadowCreek	Pearland, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav A Silverline Silverlake	Pearland, TX	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B MAC Cincinnati	Mason, OH	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B MAC San Diego	Chula Vita, CA	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B SBS Chaska	Chaska, MN	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B SBS Corcoran	Loretto, MN	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B SBS Edina	Minneapolis, MN	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B SBS Maple Grove	Maple Grove, MN	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B SBS Plymouth	Plymouth, MN	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav B SBS Wayzata	Wayzata, MN	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav FL CCLC Davie	Davie, FL	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav FL CCLC Tallahassee	Tallahassee, FL	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav FL CCLC Weston	Sunrise, FL	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	Endeav FL PHMA	Palm Harbor, FL	Endeavor Schools, LLC	No	Yes
Early Childhood Education, LLC	KLA Wallingford	Wallingford, CT	KLA Wallingford LLC	No	Yes
Early Childhood Education, LLC	Nobel Crowley	Crowley, TX	Nobel Learning Communities, Inc	No	Yes
Early Childhood Education, LLC	Nobel Parkwood	Fort Worth, TX	Nobel Learning Communities, Inc	No	Yes
Early Childhood Education, LLC	Ladybird Academy	Lithia, FL	Ladybird Enterprises	No	Yes
ECE I, LLC	CLA-Ann Road	Las Vegas, NV	CLA Properties	No	Yes
ECE I, LLC	CLA-Broomfield CO	Broomfield, CO	CLA Properties	No	Yes
ECE I, LLC	CLA-Carmel IN	Carmel, IN	CLA Properties	No	Yes
ECE I, LLC	CLA-Cedar Park	Cedar Park, TX	CLA Properties	No	Yes

S-3 – 5

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
ECE I, LLC	CLA-Centennial	Centennial, CO	CLA Properties	No	Yes
ECE I, LLC	CLA-Chanhassen MN	Chanhassen, MN	CLA Properties	No	Yes
ECE I, LLC	CLA-Coppell, TX	Coppell, TX	CLA Properties	No	Yes
ECE I, LLC	CLA-Crismon	Mesa, AZ	CLA Properties	No	Yes
ECE I, LLC	CLA-Deerfield OH	Deerfield, OH	CLA Properties	No	Yes
ECE I, LLC	CLA-Durango Drive	Las Vegas, NV	CLA Properties	No	Yes
ECE I, LLC	CLA-Ellisville MO	Ellisville, MO	CLA Properties	No	Yes
ECE I, LLC	CLA-Farm Rd (Vegas)	Las Vegas, NV	CLA Properties	No	Yes
ECE I, LLC	CLA-Fishers IN	Fishers, IN	CLA Properties	No	Yes
ECE I, LLC	CLA-Flower Mound TX	Flower Mound, TX	CLA Properties	No	Yes
ECE I, LLC	CLA-Gilbert	Gilbert, AZ	CLA Properties	No	Yes
ECE I, LLC	CLA-Goodyear, AZ	Goodyear, AZ	CLA Properties	No	Yes
ECE I, LLC	CLA-King of Prussia	Philadelphia, PA	CLA Properties	No	Yes
ECE I, LLC	CLA-Lake Pleasant	Lake Pleasant, AZ	CLA Properties	No	Yes
ECE I, LLC	CLA-Maple Grove	Maple Grove, MN	CLA Properties	No	Yes
ECE I, LLC	CLA-McKinney	McKinney, TX	CLA Properties	No	Yes
ECE I, LLC	CLA-Oklahoma	Oklahoma City, OK	CLA Properties	No	Yes
ECE I, LLC	CLA-One Loundon	Ashburn, VA	CLA Properties	No	Yes
ECE I, LLC	CLA-Thornton	Thornton, CO	CLA Properties	No	Yes
ECE I, LLC	CLA-West Chester OH	West Chester, OH	CLA Properties	No	Yes
ECE I, LLC	CLA-Westerville OH	Westerville, OH	CLA Properties	No	Yes
ECE II, LLC	Gardner School	Lincoln Park, IL	TGS Holdings, LLC	No	Yes
ECE II, LLC	Gardner School Eagan MN	Eagan, MN	TGS Holdings, LLC	No	Yes
ECE II, LLC	Gardner School Edina MN	Edina, MN	TGS Holdings, LLC	No	Yes
ECE II, LLC	Gardner School Lincolnshire IL	Lincolnshire, IL	TGS Holdings, LLC	No	Yes
ECE II, LLC	Gardner School Minnetonka MN	Minnetonka, MN	TGS Holdings, LLC	No	Yes
ECE II, LLC	Gardner School Schuamburg IL	Schaumburg, IL	TGS Holdings, LLC	No	Yes
Education Capital Solutions, LLC	Champion/Fit Kids	Chandler, AZ	ACD	No	Yes
Education Capital Solutions, LLC	Lowcountry Montessori	Port Royal, SC	ACD	No	Yes
Education Capital Solutions, LLC	The American Leadership Academy	Gilbert, AZ	American Leadership Academy	No	Yes
Education Capital Solutions, LLC	Bradford Prep	Charlotte, NC	Bradford Charter Holdings, LLC	No	Yes
Education Capital Solutions, LLC	British School of Chicago	Chicago, IL	BSA	No	Yes
Education Capital Solutions, LLC	Learning Foundation Academy	Gilbert, AZ	CAFA	No	Yes
Education Capital Solutions, LLC	Colorado Military Acad—HM	Colorado Springs, CO	Colorado Military Acad	No	Yes

S-3 – 6

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
Education Capital Solutions, LLC	Horizon Science Academy South Chicago	Chicago, IL	Concept Schools	No	Yes
Education Capital Solutions, LLC	McKinley Academy	Chicago, IL	Concept Schools	No	Yes
Education Capital Solutions, LLC	Minnesota Math & Science Academy	St. Paul, MN	Concept Schools	No	Yes
Education Capital Solutions, LLC	Camden Community Charter School	Camden, NJ	CSMI	No	Yes
Education Capital Solutions, LLC	Chester Community Charter School	Upland, PA	CSMI	No	Yes
Education Capital Solutions, LLC	CSMI-Galloway NJ	Galloway, NJ	CSMI	No	Yes
Education Capital Solutions, LLC	Franklin Academy Palm Beach	Palm Beach, FL	Discovery Schools	No	Yes
Education Capital Solutions, LLC	Genesis Academy of Innovation	Atlanta, GA	Genesis Innovation Academies	No	Yes
Education Capital Solutions, LLC	GVA-Douglas	Parker, CO	GVA	No	Yes
Education Capital Solutions, LLC	ACRE Chicopee Hampden	Chicopee, MA	Hampden Charter School of Science	No	Yes
Education Capital Solutions, LLC	ACRE Contra Costa School of Performing Arts	Walnut Creek, CA	Charthouse Schools	No	Yes
Education Capital Solutions, LLC	Harvard Avenue CS	Cleveland, OH	Harvard Avenue Community School	No	Yes
Education Capital Solutions, LLC	Basis Nova McLean VA	McLean, VA	HighMark	No	Yes
Education Capital Solutions, LLC	Basis Private Brooklyn	Brooklyn, NY	HighMark	No	Yes
Education Capital Solutions, LLC	Basis Private San Jose	San Jose, CA	HighMark	No	Yes
Education Capital Solutions, LLC	Basis Bellevue	Bellevue, WA	HighMark	No	Yes
Education Capital Solutions, LLC	Bella Mente Academy	Vista, CA	Highmark	No	Yes
Education Capital Solutions, LLC	BeLoved Academy	Jersey City, NJ	Highmark	No	Yes
Education Capital Solutions, LLC	Bradley Academy of Excellence	Goodyear, AZ	HighMark	No	Yes
Education Capital Solutions, LLC	Bridgeton Charter	Bridgeton, NJ	HighMark	No	Yes
Education Capital Solutions, LLC	Cirrus Academy	Macon, GA	HighMark	No	Yes
Education Capital Solutions, LLC	DuBois Hacks Cross TN HM	Memphis, TN	HighMark	No	Yes
Education Capital Solutions, LLC	DuBois School of Arts and Technology	Memphis, TN	HighMark	No	Yes
Education Capital Solutions, LLC	Fulton Leadership Academy	East Point, GA	HighMark	No	Yes
Education Capital Solutions, LLC	Global Village Academy-Fort Collins	Fort Collins, CO	Highmark	No	Yes
Education Capital Solutions, LLC	HM-College Prep MS (Spring Valley) CA	Spring Valley, CA	HighMark	No	Yes
Education Capital Solutions, LLC	HM-FLACS (Bronx)	Bronx, NY	HighMark	No	Yes
Education Capital Solutions, LLC	HM-Great Lakes Explorations Academy (Kalamazoo)	Kalamazoo, MI	HighMark	No	Yes
Education Capital Solutions, LLC	HM-GVI Arvada CO	Denver, CO	HighMark	No	Yes
Education Capital Solutions, LLC	HM-GVI Castle Rock CO	Denver, CO	HighMark	No	Yes
Education Capital Solutions, LLC	HM-GVI Lafayette CO	Denver, CO	HighMark	No	Yes
Education Capital Solutions, LLC	HM-GVI Lakewood CO	Denver, CO	HighMark	No	Yes

S-3 – 7

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
Education Capital Solutions, LLC	HM-GVI Parker CO	Denver, CO	HighMark	No	Yes
Education Capital Solutions, LLC	HM-International Academy of Trenton	Trenton, NJ	HighMark	No	Yes
Education Capital Solutions, LLC	HM-Parker Performing Arts (Parker)	Parker, CO	HighMark	No	Yes
Education Capital Solutions, LLC	iLEAD Charter School	Lancaster, CA	Highmark	No	Yes
Education Capital Solutions, LLC	iLEAD Spring Meadows	Holland, OH	HighMark	No	Yes
Education Capital Solutions, LLC	John Adams Academy (Lincoln)	Chicago, IL	Highmark	No	Yes
Education Capital Solutions, LLC	Lowcountry Leadership Academy	Hollywood, SC	Highmark	No	Yes
Education Capital Solutions, LLC	Macon Charter Academy	Macon, GA	HighMark	No	Yes
Education Capital Solutions, LLC	North Carolina Leadership Academy	Kernersville, NC	Highmark	No	Yes
Education Capital Solutions, LLC	North East Carolina Prep	Tarboro, NC	Highmark	No	Yes
Education Capital Solutions, LLC	Pacific Heritage Academy	Salt Lake City, UT	Highmark	No	Yes
Education Capital Solutions, LLC	Pineapple Cove	Palm Bay, FL	HighMark	No	Yes
Education Capital Solutions, LLC	Riverwalk Academy	Rock Hill, SC	HighMark	No	Yes
Education Capital Solutions, LLC	Skyline Chandler	Chandler, AZ	Highmark	No	Yes
Education Capital Solutions, LLC	Skyline Phoenix	Phoenix, AZ	Highmark	No	Yes
Education Capital Solutions, LLC	UME School	Dallas, TX	Highmark	No	Yes
Education Capital Solutions, LLC	Valley Arts Academy	Hurricane, UT	Highmark	No	Yes
Education Capital Solutions, LLC	Vineland Charter (Vineland)	Vineland, NJ	HighMark	No	Yes
Education Capital Solutions, LLC	Wilson Prep Academy	Wilson, NC	Highmark	No	Yes
Education Capital Solutions, LLC	Impact Charter Elementary	Baker, LA	ICE Project Development LLC	No	Yes
Education Capital Solutions, LLC	100 Academy of Excellence	Las Vegas, NV	Imagine	No	Yes
Education Capital Solutions, LLC	Academy of Columbus	Columbus, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Desert West	Phoenix, AZ	Imagine	No	Yes
Education Capital Solutions, LLC	East Mesa	Mesa, AZ	Imagine	No	Yes
Education Capital Solutions, LLC	Groveport Community School	Groveport, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Groveport Prep	Groveport, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Harrisburg Pike Community	Columbus, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Hope Community	Washington, DC	Imagine	No	Yes
Education Capital Solutions, LLC	Imagine Academy at Sullivant	Columbus, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Imagine Klepinger Community School	Dayton, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Imagine Madison Avenue	Toledo, OH	Imagine	No	Yes
Education Capital Solutions, LLC	Rosefield	Surprise , AZ	Imagine	No	Yes
Education Capital Solutions, LLC	ICSA Intl Charter School Atlan	Alpharetta, GA	International Charter School of Atlanta	No	Yes
Education Capital Solutions, LLC	BFCS-Crismon Campus	Queen Creek, AZ	LBE Investments	No	Yes

S-3 – 8

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
Education Capital Solutions, LLC	BFCS-Gilbert Campus	Gilbert, AZ	LBE Investments	No	Yes
Education Capital Solutions, LLC	BFCS-Power Campus	Queen Creek, AZ	LBE Investments	No	Yes
Education Capital Solutions, LLC	BFCS-Queen Creek HS/MS	Queen Creek, AZ	LBE Investments	No	Yes
Education Capital Solutions, LLC	BFCS-Rittenhouse Parcel	Queen Creek, AZ	vacant	No	No
Education Capital Solutions, LLC	LePort-Emeryville CA	Emeryville, CA	LePort	No	Yes
Education Capital Solutions, LLC	HM-Millville Public Charter	Millville, NJ	Millville Public Charter School	No	Yes
Education Capital Solutions, LLC	Nobel-Kelly Mill Rd GA	Atlanta, GA	Nobel	No	Yes
Education Capital Solutions, LLC	Nobel-Majors Rd GA	Atlanta	Nobel	No	Yes
Education Capital Solutions, LLC	Odyssey Buckeye	Buckeye, AZ	PCI	No	Yes
Education Capital Solutions, LLC	Queen Creek	Queen Creek, AZ	PCI	No	Yes
Education Capital Solutions, LLC	HM-Pine Springs	Holly Springs, NC	Pine Springs Preparatory Academy	No	Yes
Education Capital Solutions, LLC	The SAE School	Mableton, GA	SAE School, Inc.	No	Yes
Education Capital Solutions, LLC	SAIL Charter School	Evans, GA	School for Arts Infused Learning	No	Yes
Education Capital Solutions, LLC	American International School of Utah	Salt Lake City, UT	Schoolhouse Galleria, LLC	No	Yes
Education Capital Solutions, LLC	Stratford Mission Viejo Privat	Mission Viejo, CA	Stratford School Inc.	No	Yes
Education Capital Solutions, LLC	Fulton land parcel	East Point, GA	vacant	No	No
EPR Concord II, LP	Adelaar Resort and outlying parcels (excluding casino land)	Kiamesha Lake, NY	Various	No	Yes
EPR Fitness	Genesis Cass Omaha	Omaha, NE	Genesis Health Clubs	No	Yes
EPR Fitness	Genesis Elite Omaha	Omaha, NE	Genesis Health Clubs	No	Yes
EPR Fitness	Genesis Health Ridge	Olathe, KS	Genesis Health Clubs	No	Yes
EPR Hialeah, Inc.	Hialeah 18	Hialeah, FL	Cobb	No	Yes
EPR iTampa, LLC	iFLY-Tampa	Tampa, FL	iFLY	No	Yes
EPR Karting, LLC	Andretti Karting – Orlando	Orlando, FL	AIKG	No	Yes
EPR Karting, LLC	Andretti Karting – San Antonio	San Antonio, TX	AIKG	No	Yes
EPR North US LP	Conroe Grand 14	Conroe, TX	VSS Southern Holdings	No	Yes
EPR Parks, LLC	Darien Lake	Darien Center, NY	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Frontier City	Oklahoma City, OK	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Magic Springs	Hot Springs, AR	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Rapids Water Park	Riviera Beach, FL	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Waterworld	Concord, CA	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Wet n Wild Hawaii	Kapolei, HI	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Wet n Wild Palm Springs	Palm Springs, CA	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Wet n Wild Phoenix	Glendale, AZ	Premier Parks, LLC	No	Yes

S-3 – 9

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
EPR Parks, LLC	Wet n Wild Splashtown	Spring, TX	Premier Parks, LLC	No	Yes
EPR Parks, LLC	White Water Bay	Oklahoma City, OK	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Wild Waves	Seattle, WA	Premier Parks, LLC	No	Yes
EPR Parks, LLC	Pacific Park	Santa Monica, CA	Santa Monica Amusements	No	Yes
EPR Parks, LLC	Hawaiian Falls Colony	Colony, TX	Source Capital (AMP)	No	Yes
EPR Parks, LLC	Hawaiian Falls Garland	Garland, TX	Source Capital (AMP)	No	Yes
EPR Resorts, LLC	OBX Waterpark	Outer Banks, NC	OBX Waterpark Adventure, LLC	No	Yes
EPR Tuscaloosa LLC	Hollywood 16 Theatre	Tuscaloosa, AL	Cobb	No	Yes
EPT 909, Inc.	Hollywood, USA	Pasadena, TX	Cinemark	No	Yes
EPT 909, Inc.	Movies 10	Mishawaka, IN	Cinemark	No	Yes
EPT 909, Inc.	Movies 10	Plano, TX	Cinemark	No	Yes
EPT 909, Inc.	Movies 14	McKinney, TX	Cinemark	No	Yes
EPT 909, Inc.	Movies 14	Redding, CA	Cinemark	No	Yes
EPT 909, Inc.	Movies 17	Grand Prairie, TX	Cinemark	No	Yes
EPT 909, Inc.	Tinseltown, USA	Beaumont, TX	Cinemark	No	Yes
EPT 909, Inc.	Tinseltown, USA	Colorado Springs, CO	Cinemark	No	Yes
EPT 909, Inc.	Tinseltown, USA	El Paso, TX	Cinemark	No	Yes
EPT 909, Inc.	Tinseltown, USA	Houston, TX	Cinemark	No	Yes
EPT 909, Inc.	Tinseltown, USA	Pflugerville, TX	Cinemark	No	Yes
EPT 909, Inc.	Tinseltown, USA	Pueblo, CO	Cinemark	No	Yes
EPT Aliso Viejo, Inc.	Aliso Viejo 20	Aliso Viejo, CA	Regal	No	Yes
EPT Arroyo, Inc.	Arroyo Grande Stadium 10	Arroyo Grande, CA	Regal	No	Yes
EPT Auburn, Inc.	Auburn Stadium 10	Auburn, CA	Regal	No	Yes
EPT Biloxi, Inc.	The Grand 18	D’Iberville, MS	VSS Southern Holdings	No	Yes
EPT Boise, Inc.	Boise Stadium 21	Boise, ID	Regal	No	Yes
EPT Chattanooga, Inc.	East Ridge 18	Chattanooga, TN	AMC	No	Yes
EPT Columbiana, Inc.	Columbiana Grande 14	Columbia, SC	Regal	No	Yes
EPT Concord II, LLC	Adelaar casino land	Kiamesha Lake, NY	Montreign Operating Company	No	Yes
EPT Dallas, LLC	Grand 24	Dallas, TX	Studio Movie Grill & Other Retail	No	Yes
EPT Davie, Inc.	Paradise 24	Davie, FL	Cinemark	No	Yes
EPT Deer Valley, Inc.	Deer Valley 30	Phoenix, AZ	AMC	No	Yes
EPT DownREIT II, Inc.	Houston Studio 30	Houston, TX	AMC	No	Yes
EPT DownREIT II, Inc.	Lennox 24	Columbus, OH	AMC	No	Yes
EPT DownREIT II, Inc.	Mission Valley 20	San Diego, CA	AMC	No	Yes
EPT DownREIT II, Inc.	Ontario Mills 30	Ontario, CA	AMC	No	Yes

S-3 – 10

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
EPT DownREIT II, Inc.	West Olive 16	Creve Coeur, MO	AMC	No	Yes
EPT DownREIT II, Inc.	Huebner Oaks	San Antonio, TX	Regal	No	Yes
EPT DownREIT II, Inc.	Star Cinema Miramesa Note	Houston, TX	Star Cinema Grill	No	Yes
EPT Firewheel, Inc.	Firewheel 18	Garland, TX	AMC	Bear Stearns; $12,817,201.28	No
EPT First Colony, Inc.	First Colony 24	Sugar Land, TX	AMC	No	Yes
EPT Fontana, LLC	Mentorship Academy of Digital Arts	Baton Rouge, LA	Charter School Development Co	No	Yes
EPT Fresno, Inc. /	Manchester Stadium 16	Fresno, CA	Regal	No	Yes
EPT Gulf Pointe, Inc.	Gulf Pointe 30	Houston, TX	AMC	No	Yes
EPT Hamilton, Inc.	Hamilton 24	Hamilton, NJ	AMC	No	Yes
EPT Hattiesburg, Inc.	The Grand 18	Hattiesburg, MS	VSS Southern Holdings	No	Yes
EPT Huntsville, Inc.	Valley Bend 18	Huntsville, AL	AMC	No	Yes
EPT Hurst, Inc.	North East Mall 18	Hurst, TX	Cinemark	No	Yes
EPT Indianapolis, Inc.	Washington Square 12	Indianapolis, IN	AMC	No	Yes
EPT Kalamazoo, Inc.	Cityplace 14	Kalamazoo, MI	AMC	No	Yes
EPT Lafayette, Inc.	Lafayette Grand 16	Lafayette, LA	VSS Southern Holdings	No	Yes
EPT Lawrence, Inc.	Southwind 12	Lawrence, KS	Regal	No	Yes
EPT Leawood, Inc.	Leawood Town Center 20	Leawood, KS	AMC	No	Yes
EPT Little Rock, Inc.	Colonel Glenn 18	Little Rock, AR	Cinemark	No	Yes
EPT Macon, Inc.	Macon Cinema 16	Macon, GA	VSS Southern Holdings	No	Yes
EPT Mad River, Inc.	Mad River Mountain	Zanesville, OH	Peak Resorts	No	Yes
EPT Manchester, Inc.	Manchester Stadium 16	Fresno, CA	Regal	No	Yes
EPT Melbourne, Inc.	Avenue 16	Melbourne, FL	AMC	No	Yes
EPT Mesa, Inc.	Mesa 24	Mesa, AZ	AMC	No	Yes
EPT Mesquite, Inc.	Mesquite 30	Mesquite, TX	AMC	No	Yes
EPT Modesto, Inc.	Modesto Stadium 10	Modesto, CA	Regal	No	Yes
EPT Mount Snow, Inc.	Mount Snow	West Dover, VT	Peak Resorts	No	Yes
EPT New England, LLC	Merrimack 12	Merrimack, NH	Cinemagic	No	Yes
EPT Nineteen, Inc.	Ritz Center 16	Voorhees, NJ	AMC	No	Yes
EPT Nineteen, Inc.	Stonybrook 20	Louisville, KY	AMC	No	Yes
EPT Nineteen, Inc.	Ann Arbor	Ypsilanti, MI	Cinemark	No	Yes
EPT Nineteen, Inc.	Buckland Hills	Manchester, CT	Cinemark	No	Yes
EPT Nineteen, Inc.	Centreville 12	Centreville, VA	Cinemark	No	Yes
EPT Nineteen, Inc.	Davenport 18	Davenport, IA	Cinemark	No	Yes
EPT Nineteen, Inc.	Fairfax Corner	Fairfax, VA	Cinemark	No	Yes

S-3 – 11

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
EPT Nineteen, Inc.	Flint West 14	Flint, MI	Cinemark	No	Yes
EPT Nineteen, Inc.	Hazlet 12	Hazlet , NJ	Cinemark	No	Yes
EPT Nineteen, Inc.	Huber Heights 16	Huber Heights, OH	Cinemark	No	Yes
EPT Nineteen, Inc.	North Haven 12	North Haven, CT	Cinemark	No	Yes
EPT Nineteen, Inc.	Preston Crossings 16	Okolona, KY	Cinemark	No	Yes
EPT Nineteen, Inc.	The Greene 14	Beaver Creek, OH	Cinemark	No	Yes
EPT Nineteen, Inc.	West Springfield 15	West Springfield, MA	Cinemark	No	Yes
EPT Nineteen, Inc.	Western Hills 14	Cincinnati, OH	Cinemark	No	Yes
EPT Oakview, Inc.	Oakview Plaza 24	Omaha, NE	AMC	No	Yes
EPT Pensacola, Inc.	Bayou 15	Pensacola, FL	AMC	No	Yes
EPT Pompano, Inc.	Pompano 18	Pompano Beach, FL	AMC	No	Yes
EPT Raleigh Theatres, Inc.	Raleigh 16	Raleigh, NC	Cinemark	No	Yes
EPT Ski Properties, Inc.	Camelback Resort	Tannersville, PA	CBH20 & CBK Lodge	No	Yes
EPT Ski Properties, Inc.	WISP Resort	McHenry, MD	Everbright Pacific	No	Yes
EPT Ski Properties, Inc.	OZ Ski Resort Holdings	New York, NY	Och-Ziff Real Estate	No	Yes
EPT Ski Properties, Inc.	Wintergreen Ski Resort	Wintergreen, VA	Pacific Group Resorts	No	Yes
EPT Ski Properties, Inc.	Alpine Valley	Chesterland, OH	Peak Resorts	No	Yes
EPT Ski Properties, Inc.	Boston Mills/Brandywine	Peninsula, OH	Peak Resorts	No	Yes
EPT Ski Properties, Inc.	Hunter Mountain	Hunter, NY	Peak Resorts	No	Yes
EPT Ski Properties, Inc.	Jack Frost/Big Boulder	Blakeslee, PA	Peak Resorts	No	Yes
EPT Ski Properties, Inc.	Northstar Ski	Northstar, CA	Vail Resorts	No	Yes
EPT Ski Properties, Inc.	Northstar Village	Northstar, CA	Vail Resorts	No	Yes
EPT Slidell, Inc.	Slidell Grand 16	Slidell, LA	VSS Southern Holdings	EPT Slidell, Inc. Project Series 2007B (Go Zone) bonds; $10,635,000	No
EPT South Barrington, Inc.	South Barrington	Barrington, IL	AMC	No	Yes
EPT Twin Falls, LLC	Cinema West Twin Falls	Twin Falls, ID	Cinema West	No	Yes
EPT Virginia Beach, Inc.	Beach Cinema Bistro	Virginia Beach, CA	Beach Cinema Bistro	No	Yes
EPT Waterparks, Inc.	Schlitterbahn Vacation Village	Kansas City, KS	Schlitterbahn	No	Yes
EPT Waterparks, Inc.	Schlitterbahn Vacation Village	New Braunfels, TX	Schlitterbahn	No	Yes
EPT Waterparks, Inc.	Schlitterbahn Vacation Village	South Padre, TX	Schlitterbahn	No	Yes
EPT Wilmington, Inc.	Mayfaire 16	Wilmington, NC	Regal	No	Yes
Flik, Inc.	Clearview	Metairie, LA	AMC	No	Yes
Flik, Inc.	Elmwood	Harahan, LA	AMC	No	Yes

S-3 – 12

Entity	Name	Location	Operator/Tenant	Secured Indebtedness/ Amount[4]	Initial Eligible Real Estate
Flik, Inc.	Forum	Sterling Heights, MI	AMC	No	Yes
Flik, Inc.	Hammond	Hammond, LA	AMC	No	Yes
Flik, Inc.	Hoffman	Alexandria, VA	AMC	No	Yes
Flik, Inc.	Houma	Houma, LA	AMC	No	Yes
Flik, Inc.	Livonia	Livonia, MI	AMC	No	Yes
Flik, Inc.	Olathe Studio	Olathe, KS	AMC	No	Yes
Flik, Inc.	Westbank	Harvey, LA	AMC	No	Yes
Flik, Inc.	Woodridge	Woodridge, IL	AMC	No	Yes
Flik, Inc.	Starlight 20	Tampa, FL	AMC	No	Yes
Flik, Inc.	Crossroads 20	Cary, NC	Regal	No	Yes
Flik, Inc.	Cherrydale 16	Greenville, SC	Regal & Other Retail	No	Yes
Flik, Inc.	Woodridge land parcel	Woodridge, IL	vacant	No	No
Kanata Entertainment Holdings Inc. (as nominee for EPR North Properties LP)	Kanata Centrum	Kanata, ON	Landmark of Canada	No	Yes
Megaplex Four, Inc.	Cantera Retail	Warrenville, IL	Other Retail	No	Yes
Megaplex Four, Inc.	Gulf Pointe Retail	Houston, TX	Other Retail	No	Yes
Megaplex Four, Inc.	Mesquite Retail	Dallas, TX	Other Retail	No	Yes
Megaplex Four, Inc.	Powder Springs Retail	Austell, GA	Other Retail	No	Yes
Megaplex Nine, Inc.	Hampton Town Center 24	Hampton, VA	AMC	No	Yes
Mississauga Entertainment Holdings Inc. (as nominee for EPR North Properties LP)	Mississauga Centrum	Mississauga, ON	Cineplex	No	Yes
New Roc Associates, LP	New Roc Center	New Rochelle, NY	Regal & Other Retail	No	Yes
Oakville Entertainment Holdings Inc. (as nominee for EPR North Properties LP)	Oakville Centrum	Oakville, ON	Cineplex	No	Yes
Tampa Veterans 24, LP	Tampa Veterans 24	Tampa, FL	AMC	No	Yes
Westcol Center, LLC	Westminster & Westcol Retail	Westminster, CO	AMC & Other Retail	No	Yes
Whitby Entertainment Holdings Inc. (as nominee for EPR North Properties LP)	Whitby Centrum	Whitby, ON	Landmark of Canada	No	Yes

(ii)	Unencumbered Pool.

The property indicated with a “Yes” under the column above entitled “Initial Eligible Real Estate”.

S-3 –13

EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

(Indebtedness amounts as of June 30, 2017)

1.	Indebtedness of the Company under the Bank Credit Agreement, the outstanding principal balance of which is $350,000,000. Unsecured.

2.	Indebtedness of the Company under the Bonds (which are publicly traded) consisting of the Company’s 7.75% Notes due 2020, the outstanding principal balance of which is $250,000,000. Unsecured.

3.	Indebtedness of the Company under the Bonds (which are publicly traded) consisting of the Company’s 5.75% Notes due 2022, the outstanding principal balance of which is $350,000,000. Unsecured.

4.	Indebtedness of the Company under the Bonds (which are publicly traded) consisting of the Company’s 5.25% Notes due 2023, the outstanding principal balance of which is $275,000,000. Unsecured.

5.	Indebtedness of the Company under the Bonds (which are publicly traded) consisting of the Company’s 4.50% Notes due 2025, the outstanding principal balance of which is $300,000,000. Unsecured.

6.	Indebtedness of the Company under the Bonds (which are publicly traded) consisting of the Company’s 4.75% Notes due 2026, the outstanding principal balance of which is $450,000,000. Unsecured.

7.	Indebtedness of the Company under the Bonds (which are publicly traded) consisting of the Company’s 4.50% Notes due 2027, the outstanding principal balance of which is $450,000,000. Unsecured.

8.	Indebtedness identified as Secured Indebtedness in Schedule 5.10, the outstanding principal balance of which is as indicated in such Schedule. Such Indebtedness constitutes Indebtedness of the applicable Subsidiary indicated in Schedule 5.10 and, except for any Bad Boy Guaranty, not of the Company or any other Subsidiary (except as otherwise provided below with respect to the Indebtedness identified in Section 9(a) below). The Indebtedness identified as Secured Indebtedness in Schedule 5.10 is generally secured by a Lien on the real estate and any other assets of the Subsidiary liable for such Indebtedness.

9.	The Company has guaranteed the following indebtedness:

(a)	EPR Go Zone Holdings, LLC bonds; theaters in New Iberia, Lafayette and Slidell, LA; principal amount guaranteed equals $24,995,000;

SCHEDULE 4

(to First Amendment to EPR Properties Note Purchase Agreement)

(b)	Canal Place bonds; Canal Place theatre in New Orleans, LA; principal amount guaranteed equals $3,685,000;

(c)	Canal Place bonds; Canal Place theatre in New Orleans, LA; principal amount guaranteed equals $2,500,000;

(d)	Esplanade bonds; Esplanade Mall theatre in Kenner, LA; principal amount guaranteed equals $14,245,302;

(e)	Esplanade bonds; Esplanade Mall theatre in Kenner, LA; principal amount guaranteed equals $2,498,733; and

(f)	Esplanade renovation loan; Esplanade Mall theatre in Kenner, LA; principal amount guaranteed equals $2,000,000.

The above guaranteed Indebtedness is not secured by a Lien on any assets of the Company or any Subsidiary and no Subsidiary is liable with respect to such guaranteed Indebtedness, except that the Indebtedness described in Section 9(a) above is guaranteed by (i) EPT Slidell, Inc., which guaranty is secured by a mortgage lien on its ground lease interest in property located in Slidell, LA, and (ii) Go to the Show, LLC, which guaranty is secured by a mortgage lien on its ground lease interest in property located in LaFayette, LA. Also, Go to the Show, LLC has pledged certain tendered bonds to secure its liability to a letter of credit issuer in connection with the Indebtedness described in Section 9(a) above. Further, EPT Slidell, Inc. and Go to the Show, LLC have issued certain unsecured environmental and Americans with Disabilities Act indemnities with respect to the Indebtedness described in Section 9(a) above.

The Indebtedness described in Section 9(a) above is also identified as secured Indebtedness in Schedule 5.10.

10.	Unsecured intercompany Indebtedness permitted under Section 10.7(f) of the Note Purchase Agreement.

S-4 – 2

ELIGIBLE REAL ESTATE REPRESENTATIONS

(a) All of the Unencumbered Properties are in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted by the Agreement. All of the other Real Estate of the Company and its Subsidiaries is in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted by the Agreement, except where such failure would not have a Material Adverse Effect. Such Real Estate (including any property encumbered by an EPR Senior First Mortgage), and the use and operation thereof, is in material compliance with all applicable zoning, building codes and other applicable governmental regulations, except where such non-compliance would not have a Material Adverse Effect. There are no unpaid or outstanding real estate or other taxes or assessments on or against any of the Unencumbered Properties which are payable by the Company or any of its Eligible Subsidiaries or any mortgagor under any EPR Senior First Mortgage (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement or the applicable Leases). There are no unpaid or outstanding real estate or other taxes or assessments on or against any other property of the Company or any of its Subsidiaries or on any property encumbered by an EPR Senior First Mortgage which are payable by any of such Persons in any material amount (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by the Agreement), except to the extent such non-payment would not have a Material Adverse Effect. There are no pending eminent domain proceedings against any property of the Company or any its Subsidiaries or any of the property encumbered by an EPR Senior First Mortgage or any part thereof, and, to the knowledge of the Company, no such proceedings are presently threatened by any taking authority which may individually or in the aggregate have any Material Adverse Effect. None of the property of the Company or its Subsidiaries or any of the property encumbered by an EPR Senior First Mortgage is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any Material Adverse Effect.

(b) If the Unencumbered Property and improvements are located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency, such Unencumbered Property and improvements are and will continue to be covered by special flood insurance under the National Flood Insurance Program.

(c) None of the Company or any Subsidiary is the mortgagor under any mortgage, deed of trust, or similar instrument encumbering (1) the Unencumbered Property or (2) the Equity Interests in the Subsidiary which, directly or indirectly, owns, leases or has a mortgage interest in such Unencumbered Property or the Equity Interests in any Person which owns any Equity Interests in such Subsidiary.

(d) Except with respect to that encumbered by an EPR Senior First Mortgage, the Unencumbered Property has not been sold, mortgaged or underwritten to obtain financing (whether or not such financing constitutes Indebtedness) under any financing arrangement other than, in the case of underwriting only, other financing permitted under the Agreement.

EXHIBIT ERE

(to First Amendment to EPR Properties Note Purchase Agreement)

(e) All material certificates of occupancy have been obtained and shall be maintained with respect to the Unencumbered Property.

(f) The Unencumbered Property is a Real Estate asset for which the Company or the applicable Subsidiary has conducted its customary due diligence and review, including inspection of the Real Estate, and such customary due diligence and review have not revealed facts that would adversely affect the value of the Real Estate.

(g) Except with respect to that encumbered by an EPR Senior First Mortgage, the Company or an Eligible Subsidiary, as applicable, holds good and marketable fee simple title to or a valid and subsisting leasehold interest in each parcel of Unencumbered Property, and has obtained a title policy with respect thereto, subject only to the Permitted Liens, a copy of which such title policy shall be made available to the Purchasers and the holders of the Notes upon request therefor.

(h) The Company has complied with all other applicable conditions set forth in the Agreement with respect to inclusion and retention of the Real Estate as an Unencumbered Property.

E-ERE – 2